Altegris Equity Long Short Fund

Class A: ELSAX

Class C: ELSCX

Class I: ELSIX

Class N: ELSNX

1-877-772-5838

www.altegrismutualfunds.com

Summary Prospectus                                                                                             April 29, 2016

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated April 29, 2016, along with the Fund’s annual report dated December 31, 2015, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.altegrismutualfunds.com. You can also obtain these documents at no cost by calling 1-877-772-5838 or by sending an email request to orderaltegris@geminifund.com.

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 57 of this Prospectus and Purchase, Redemption and Pricing of Shares on page 69 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	1.78%	1.78%	1.78%	1.78%
Interest and Dividends on Securities Sold Short	1.41%	1.41%	1.41%	1.41%
Remaining Other Expenses	0.37%	0.37%	0.37%	0.37%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.80%	4.55%	3.55%	3.80%
Fee Waiver and/or Expense Reimbursement(2)	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.67%	4.42%	3.42%	3.67%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
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(2)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 2.24%,2.99%, 1.99%, and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$923	$1,658	$2,410	$4,371
C	$543	$1,363	$2,290	$4,646
I	$345	$1,076	$1,830	$3,810
N	$369	$1,149	$1,947	$4,028

You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$443	$1,363	$2,290	$4,646

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 281% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long or short positions in equity securities of domestic and foreign companies ("80% investment policy"). For purposes of the 80% investment policy, the Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights and (5) debt securities that are convertible into stock. The Fund invests in securities of issuers of any capitalization and in any style (from growth to value). The Fund may invest in convertible debt securities of any maturity or credit quality, including those rated below investment grade ("high-yield securities" or "junk bonds"). Below-investment-grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund may invest a portion of its assets in private placement offerings which may be illiquid. Additionally, the Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund may engage in frequent trading of the Fund's portfolio securities.

The Fund's adviser, Altegris Advisors, L.L.C. (the “Adviser”), seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices by using an "equity long short" strategy that is executed by allocating assets among the Fund's sub-advisers, each of which has one or more proprietary equity long short investment strategies. The Fund's Adviser seeks to achieve this objective, with reduced volatility as compared to major market indices, in part, by diversifying investments among sub-adviser strategies that are not expected to have returns that are highly correlated to each other or the major equity market indices. However, the Fund is not a market-neutral Fund.

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The Fund’s sub-advisers each have one or more proprietary equity long short investment strategies, and in pursuing these strategies, the sub-advisers will generally maintain positions (both long and short) in equity and equity derivative securities. The types of securities in which the sub-advisers will generally invest include common stocks, preferred stocks, rights, warrants, convertible securities, other investment companies, including ETFs, as well as ADRs and other similar investments. The sub-advisers may also invest in equity securities purchased on foreign exchanges (including securities of issuers located in emerging markets). Derivative instruments in which sub-advisers invest include options and futures, which are primarily used for hedging purposes. Sub-advisers may utilize leverage as part of their portfolio management process. From time to time, individual sub-advisers (and by extension the Fund) may invest a significant portion of their assets in the securities of companies in the same sector, market capitalization and/or geographic categories.

While the Fund is generally expected to have a net long bias over time, the individual sub-advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions.

The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, with Board of Trustees’ approval, to enter into, replace, or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Fund's portfolio.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

  Active and Frequent Trading Risk: Executing the strategies of a sub-adviser may from time to time require frequent trading by the Fund, resulting in substantial brokerage commissions and other transaction fees and expenses. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.
  Alternative Strategies Risk: Alternative investment strategies pursued by the Fund may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk, commodities risk and risks associated with the use of leverage.
  Convertible Security Risk: The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
  Credit Risk: There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.
  Derivatives Risk: The use of derivatives such as futures and options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and tracking risk. Long options positions may expire worthless.
  Developing and Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described below, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Securities of issuers in emerging markets securities also tend to be less liquid.
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  Equity Market Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
  Exchange-Traded Funds (ETF) Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear.
  Financial Services Sector Investments Risk: The Fund may invest in financial services companies. The financial services industry is vulnerable to a number of factors, including: extensive government regulation, rapid business changes, general economic conditions, significant competition, and value fluctuations.
  Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
  Foreign Investment and Foreign Exchange Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political and social instability, expropriation, imposition of punitive and retroactive taxes, and differing auditing and legal standards. Investing in developing and emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
  Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.
  High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs.
  High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
  Impairment of Collateral Risk: The value of non-cash collateral securing an investment may fluctuate and diverge from the value of the investment. If the value of collateral declines, it may become insufficient to meet an investment counterparty’s obligations to the Fund and/or make it more difficult for the Fund to liquidate collateral. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
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  Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.
  Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
  Management Risk: The Adviser's judgments about the investment expertise of each sub-adviser, or its allocation of assets among sub-advisers may prove to be inaccurate and may not produce the desired results. Each sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. In seeking to identify investment opportunities for the Fund, a sub-adviser may be competing with other managers with resources many times greater than those of the sub-adviser.
  Market Risk: Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money. While the investment strategies employed by the sub-advisers are intended to be complementary, they may not in fact be complementary.
  Other Investment Companies Risk: Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.
  Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs.
  Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
  Quantitative Model Risk: A sub-adviser may use quantitative methods to determine which issuers merit further research as a potential investment. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the sub-adviser will be successful in obtaining, developing and/or maintaining effective quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).
  Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests.
  Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities and short position derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.
  Small and Medium Capitalization Company Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Smaller-capitalization stocks are often more volatile and more illiquid than large-capitalization stocks.
  Trade Execution Risk: The Fund acquires a significant number of both long and short equity positions. The cost of doing so will be materially affected by the speed and efficiency of the Fund’s transactions. Inefficient executions can generate substantial transaction costs over time, possibly materially reducing the profitability of the Fund’s positions.
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Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class I, Class A, Class C, and Class N shares over time to the performance of a broad-based securities market index and one supplemental index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Best Quarter:	First Quarter 2013	4.57%
Worst Quarter:	Second Quarter 2015	(1.25)%

The year-to-date return as of the most recent calendar quarter ended March 31, 2016 was (4.54)%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

Altegris Equity Long Short Fund	One Year	Since Inception (4/30/12)	Since Inception (10/7/13)*
Class I shares return before taxes	3.38%	5.39%	N/A
Class I shares return after taxes on distributions	2.50%	4.21%	N/A
Class I shares return after taxes on distributions and sale of Fund shares	2.46%	3.74%	N/A
Class A shares return before taxes	(2.78)%	3.45%	N/A
Class C shares return before taxes*	2.30%	N/A	2.96%
Class N shares return before taxes	3.20%	5.14%	N/A
HFRX Equity Hedge Index**	(2.33)%	7.38%	1.32%
S&P 500® Total Return Index***	7.36%	13.31%	11.59%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

*Cass C shares’ Inception date is October 7, 2013.

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**The HFRX Equity Hedge Index is an unmanaged composite index of Equity Hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50% of their portfolio in equities, and may in some cases be substantially entirely invested in equities, both long and short. Investors cannot invest directly in an index.

***The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Investment Adviser

Altegris Advisors, L.L.C.

Investment Adviser Portfolio Managers

Eric Bundonis, Director of Research and Sourcing of the Adviser has served the Fund as Portfolio Manager since November 2014. Edgardo Goldaracena, Senior Research Analyst of the Adviser, has served as Portfolio Manager to the Fund since March 2016.

Portfolio Managers	Title
Eric Bundonis	Portfolio Manager and Director of Research and Sourcing
Edgardo Goldaracena	Portfolio Manager and Senior Research Analyst

Sub-Advisers

Harvest Capital Strategies, LLC; Visium Asset Management, LP; Chilton Investment Company, LLC; and Convector Capital Management, LP each serve as a sub-adviser to the Fund.

Sub-Adviser Portfolio Managers

Each of the following persons serves the Fund as a sub-adviser Portfolio Manager.

Harvest Capital Strategies, LLC

•	Kelly Wiesbrock, Managing Director, Portfolio Manager since the Fund commenced operations.

Visium Asset Management, LP

•	Robert Kim, Portfolio Manager and Global Director of Research, Portfolio Manager since the Fund commenced operations.

Chilton Investment Company, LLC

•	Richard L. Chilton, Jr., Chief Executive Officer and Chief Investment Officer, Portfolio Manager since July 2013.

Convector Capital Management, LP

•	Emmanuel Ferreira, Chief Investment Officer, Portfolio Manager since December 2015.

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Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.altegrismutualfunds.com, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividend and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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